UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2025
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On June 23, 2025, StoneX Group Inc. (the “Company”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing the pricing of a previously-announced offering by its wholly-owned subsidiary, StoneX Escrow Issuer LLC, of $625 million in aggregate principal amount of senior secured notes due 2032. StoneX Escrow Issuer LLC was created solely to issue the Notes in connection with the Company's proposed acquisition of R.J. O'Brien (the "Merger"). Upon the closing of the Merger, StoneX Escrow Issuer LLC will merge with and into the Company, and the Company will assume the obligations under the Notes. A copy of the press release is attached hereto as Exhibit 99.1.
The Company is providing herewith certain pre-acquisition financial statements for R.J. O’Brien, which the Company has agreed to acquire, as announced on April 13, 2025. The Company is also providing pro forma financial information reflecting the proposed acquisition of R.J. O’Brien and the other transactions referred to therein.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of R.J. O'Brien as of and for the year ended December 31, 2024 are included as Exhibit 99.2 hereto. The unaudited consolidated financial statements of R.J. O'Brien as of and for the interim period ended March 31, 2025 are included as Exhibit 99.3 hereto.
(b) Pro Forma Financial Information
The Company's unaudited pro forma condensed combined balance sheet as of March 31, 2025 and statements of operations for the year ended September 30, 2024 and the interim period ended March 31, 2025 are included as Exhibit 99.4 hereto.
(d) Exhibits
Exhibit No. Description
23.1    Consent of RSM US LLP
99.1     Press release dated June 23, 2025.
99.2     The audited consolidated financial statements of R.J. O’Brien as of and for the year ended December 31, 2024.
99.3     The unaudited consolidated financial statements of R.J. O’Brien as of and for the interim period ended March 31, 2025.
99.4     The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2025 and condensed combined income statements for the year ended September 30, 2024 and the interim period ended March 31, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
June 24, 2025	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer